UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  July 25, 2000

                            IMPAC FUNDING CORPORATION
             Mortgage Pass Through Certificates, Series 2000-1 Trust



New York (governing law of          333-08439      52-2232858
Pooling and Servicing Agreement)    (Commission    52-2232860
(State or other                     File Number)   IRS EIN
jurisdiction


        c/o Wells Fargo Bank Minnesota, N.A.
        11000 Broken Land Parkway                            21044
        Columbia, MD                                        (Zip Code)
        (Address of principal executive offices)


       Registrant's telephone number, including area code:  (410) 884-2000



          Former name or former address, if changed since last report)


ITEM 5.  Other Events

On July 25, 2000 a distribution was made to holders of IMPAC FUNDING CORPORATION, Mortgage Pass Through Certificates, Series 2000-1 Trust.



  ITEM 7.  Financial Statements and Exhibits

        (c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K

             Exhibit Number                      Description
                                 Monthly report distributed to holders of
             EX-99.1 Mortgage Pass Through Certificates, Series 2000-1 Trust, relating to the July
                                  25, 2000 distribution.






Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             IMPAC FUNDING CORPORATION
            Mortgage Pass Through Certificates, Series 2000-1 Trust

              By:   Wells Fargo Bank Minnesota, N.A., as Trustee
              By:   /s/ Sherri J. Sharps, Vice President
              By:   Sherri J. Sharps, Vice President
              Date: 08/05/2000


                                INDEX TO EXHIBITS

Exhibit Number                   Description

EX-99.1 Monthly report distributed to holders of Mortgage Pass Through Certificates, Series 2000-1 Trust, relating to the
               July 25, 2000 distribution.